Supplement dated December 7, 2022 to the Prospectus dated May 1, 2022, as may be revised and supplemented from time to time for the following fund:

MIROVA GLOBAL GREEN BOND FUND

(the “Fund”)

On December 7, 2022, the Board of Trustees of Natixis Funds Trust I approved a revision to the Fund’s ordinary income distribution policy. Effective January 1, 2023, the Fund’s ordinary income distribution policy will change from being declared quarterly to being declared annually.

Effective January 1, 2023, the table within the “Dividends and Distributions” section of the Prospectus is amended as follows with regard to the Fund:

Annually	Quarterly

AlphaSimplex Global Alternatives Fund	Gateway Equity Call Premium Fund

AlphaSimplex Managed Futures Strategy Fund	Gateway Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

Mirova U.S. Sustainable Equity Fund

Vaughan Nelson Mid Cap Fund

Vaughan Nelson Small Cap Value Fund